Exhibit 10.6

AMENDMENT TO LEASE AGREEMENT

STATE OF MISSISSIPPI

COUNTY OF LAWRENCE

THE LEASE AGREEMENT dated August 2, 2007, between LAWRENCE COUNTY, MISSISSIPPI, a political subdivision of the State of Mississippi, whose address is Post Office Box 1160, Monticello, Mississippi 39654, telephone (601) 587-7351 therein referred to as “County”; and EATware HOLDINGS, INC., a Nevada Corporation, whose address is 3420 Ocean Park Blvd., Ste. 3000, Santa Monica, CA 90405, therein referred to as “Company”, is hereby amended as follows:

Any and all places the name EATware HOLDINGS, INC., and/or “Company” appears in the above referenced Lease Agreement the same is amended and changed to PackItGreen, Inc. a Nevada Corporation, whose address 3420 Ocean Park Blvd., Ste. 3000. Santa Monica, CA 90405.

GIVEN under my hand and official seal of office, this the 30th day of April, 2008.

LAWRENCE COUNTY

BOARD OF SUPERVISORS

BY: /s/ Steve Garrett

          STEVE GARRETT, President

ATTEST

/s/ Kevin Rayborn

KEVIN RAYBORN, Clerk

PackItGreen, Inc.

BY: /s/ John C. Kelly, Jr.

          JOHN C. KELLY, JR. Director

STATE OF MISSISSIPPI

COUNTY OF LAWRENCE

PERSONALLY appeared before me, the undersigned authority, in and for the said County and State, within my jurisdiction, the within named, STEVE GARRETT and KEVIN RAYBORN, who acknowledged that they are the President and Clerk, respectively, of the Board of Supervisors of Lawrence County, Mississippi, and that for and on behalf of the Board of Supervisors of Lawrence County, Mississippi, and as its act and deed they executed the above and foregoing instrument, after first having been duly authorized by said Board of Supervisors to do so.

GIVEN under my hand and official seal of office, this the 30th day of April, 2008.

/s/ Tracy Carney

NOTARY PUBLIC

SEAL

My Commission Expires: January 1, 2012

STATE OF MS

COUNTY OF LAWRENCE

PERSONALLY appeared before me, the undersigned authority, in and for the said County and State, within my jurisdiction, the within named, John C. Kelly, Jr., who acknowledged that he is the Director, of PackItGreen, Inc., a Nevada Corporation, and that for and on behalf of PackItGreen, Inc., and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said Corporation to do so.

GIVEN under my hand and official seal of office, this the 30th day of April, 2008.

/s/ Tracy Carney

NOTARY PUBLIC

SEAL

My Commission Expires: 1-1-12

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